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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                  May 12, 1998
                Date of Report (Date of earliest event reported)

                              THE FIRST YEARS INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 MASSACHUSETTS
                 (State or other jurisdiction of incorporation)

                                     0-7024
                            (Commission File Number)

                                   04-2149581
                     (I.R.S. Employer Identification Number)

                  ONE KIDDIE DRIVE, AVON, MASSACHUSETTS 02322
                    (Address of principal executive offices)

                                 (508) 588-1220
                               (Telephone Number)


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Item 5. Other Events

The Board of Directors of The First Years Inc. (the "Company") declared on May 8, 1998, a 2-for-1 stock split effected in the form of a stock dividend on the Common Stock, $.10 par value, of the Company. The new stock certificates will be mailed to stockholders of the Company on or about June 29, 1998, to holders of record on May 29, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE FIRST YEARS INC.

Date: May 12, 1998                           By: /s/ John R. Beals
                                                 -------------------------------
                                                 John R. Beals
                                                 Senior Vice President - Finance
                                                 and Treasurer